Eaton Vance Connecticut Limited Maturity Municipals Fund
              Eaton Vance Michigan Limited Maturity Municipals Fund

                                  Supplement to
                                   Prospectus
                                      dated
                                 August 1, 1999

Shares of the above Funds are no longer offered for purchase.



August 20, 1999                                                            LTDPS